Creating a Premier Texas Community Banking Franchise July 24, 2018

Forward Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on various facts and derived utilizing important assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the impact Veritex expects its proposed acquisition of Green to have on the combined entity's operations, financial condition, and financial results, and Veritex's expectations about its ability to successfully integrate the combined businesses and the amount of cost savings and overall operational efficiencies Veritex expects to realize as a result of the proposed acquisition. The forward-looking statements also include statements about Veritex's future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Further, certain factors that could affect future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to, the possibility that the proposed acquisition does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all, the failure to close for any other reason, changes in Veritex's share price before closing, that the businesses of Veritex and Green will not be integrated successfully, that the cost savings and any synergies from the proposed acquisition may not be fully realized or may take longer to realize than expected, disruption from the proposed acquisition making it more difficult to maintain relationships with employees, customers or other parties with whom Veritex or Green have business relationships, diversion of management time on merger-related issues, risks relating to the potential dilutive effect of shares of Veritex common stock to be issued in the transaction, the reaction to the transaction of the companies' customers, employees and counterparties and other factors, many of which are beyond the control of Veritex and Green. We refer you to the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex's Annual Report on Form 10-K for the year ended December 31, 2017, the Annual Report on Form 10-K filed by Green for the year ended December 31, 2017 and any updates to those risk factors set forth in Veritex's and Green's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and are available on the SEC's website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex's underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex or Green anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Neither Veritex nor Green undertakes any obligation, and specifically declines any obligation, to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by the cautionary statements contained or referred to herein. 2

Forward Looking Statements Important Additional Information will be Filed with the SEC This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed acquisition by Veritex Holdings, Inc. (“Veritex”) of Green Bancorp, Inc. (“Green”). No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. In connection with the proposed transaction, Veritex plans to file with the SEC a Registration Statement on Form S-4 containing a joint proxy statement of Veritex and Green and a prospectus of Veritex (the “Joint Proxy/Prospectus”), and each of Veritex and Green may file with the SEC other documents regarding the proposed transaction. The definitive Joint Proxy /Prospectus will be mailed to shareholders of Veritex and Green. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY/PROSPECTUS REGARDING THE TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC BY VERITEX AND GREEN, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the Registration Statement and the Joint Proxy/Prospectus (when available) and other documents filed with the SEC by Veritex and Green through the website maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the Joint Proxy /Prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to Veritex Holdings, Inc., 8214 Westchester Drive, Suite 400, Dallas, Texas 75225, or by directing a request to Green Bancorp, Inc., 4000 Greenbriar Street, Houston, Texas 77098. Participants in the Solicitation Veritex, Green and their respective directors and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Green or Veritex in respect of the proposed transaction. Information regarding Veritex's directors and executive officers is available in its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on April 3, 2018, and information regarding Green's directors and executive officers is available in its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on April 13, 2018. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy/Prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph. 3

Second Quarter Highlights 4

VBTX Q2 2018 Financial Highlights (Dollars in Thousands, Except per Share) Commentary Q2 2018 Q1 2018 Balance Sheet Strong loan production with Total Loans $ 2,418,908 $ 2,316,089 Total Deposits 2,490,418 2,493,794 Q2 annualized growth of Total Assets 3,133,627 3,063,319 18% Stockholders' Equity 508,441 497,433 Book Value per Common Share $ 21.03 $ 20.60 Record new loan Tangible Common Equity (1) 329,512 317,376 Tangible Book Value per Common Share (1) $ 13.63 $ 13.14 commitments for the quarter Income Statement of $443 million Net Interest Income $ 27,624 $ 29,102 Noninterest Income 2,592 2,781 Expansion of Core ROAA(1) Noninterest Expense 16,169 17,306 Core Noninterest Expense (1) 14,705 14,485 from 1.22% to 1.30% linked Net Income Available to Common 10,193 10,388 Core Net Income Available to Common (1) 9,906 8,968 quarter Diluted EPS $ 0.42 $ 0.42 Core Diluted EPS (1) 0.40 0.37 Improvement in Core Selected Ratios Efficiency Ratio(1) from 57.2% Net Interest Margin 4.07% 4.46% Core Net Interest Margin (1) 3.83% 3.84% to 51.5% linked quarter Efficiency Ratio 53.5% 54.3% Core Efficiency Ratio (1) 51.5% 57.2% Excellent credit quality with Return on Average Assets 1.34% 1.41% (1) NPAs at 0.16% of total assets Core Return on Average Assets 1.30% 1.22% Credit Quality NPAs / Assets 0.16% 0.12% NPLs / Total Loans 0.20% 0.58% NCOs / Avg. Loans 0.00% 0.01% (1) As used in this presentation, tangible common equity, tangible book value per share, core ROAA, core net interest margin, core noninterest expense, core net income available to common, core diluted EPS and core efficiency ratio are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their 5 comparable GAAP measures, see the end of the presentation.

GNBC Q2 2018 Financial Highlights (Dollars in Thousands, Except per Share) Commentary Q2 2018 Q1 2018 Balance Sheet Diluted EPS increased to Total Loans $ 3,227,100 $ 3,143,797 Total Deposits 3,426,050 3,453,727 $0.44 from $0.25 vs Q1 2018 Total Assets 4,391,677 4,225,247 Shareholders' Equity 479,493 468,878 ROATCE and ROAA increased Book Value per Common Share $ 12.86 $ 12.62 to 17.65% and 1.54%, Tangible Common Equity (1) 386,321 375,400 Tangible Book Value per Share (1) $ 10.36 $ 10.10 respectively Income Statement Net Interest Income $ 39,761 $ 38,242 Record loan production of Provision Expense 1,897 9,663 over $367 million in Q2 with Noninterest Income 5,485 5,158 Noninterest Expense 22,645 22,053 annualized loan growth at Net Income Available to Common 16,421 9,362 10.6% Diluted EPS $ 0.44 $ 0.25 Selected Ratios Net Interest Margin 3.94% 3.87% NIM expanded to 3.94% in Efficiency Ratio 50.1% 50.8% Q2, up 7 bps Return on Average Assets 1.54% 0.90% Return on Average Tangible Common Equity (1) 17.7% 10.5% Efficiency ratio improved to Credit Quality NPAs / Assets 1.36% 2.00% 50.1% NPLs / Total Loans 1.09% 1.22% NCOs / Avg. Loans 0.16% 0.08% NPAs declined 64 bps to 1.36% Source: GNBC documents. (1) As used in this presentation, tangible common equity, tangible book value per share and return on average tangible common equity are non-GAAP financial measures. For a 6 reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see the end of the presentation.

GNBC Inflection Point Key Observations ROAA GNBC’s core earnings power as 2.15% 2.04% 2.04% 2.01% 2.10% (1) illustrated by PTPP ROAA of 1.76% 1.54% 2.15% for Q2 continues to improve 1.26% reflecting the benefits of an asset 1.10% 0.90% 0.73% sensitive balance sheet. 0.25% Risk inherent in GNBC balance 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 (1) sheet post the decision to exit Reported ROAA PTPP Operating ROAA energy lending has reached the lowest point in years as NPAs NPAs / Assets declined 64 bps. Management’s outlook for the remainder of the 2.15% 2.23% year is for continued improvement 2.00% 1.80% in NPAs 1.68% 1.36% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Source: GNBC documents. (1) As used in this presentation, PTPP Operating ROAA is a non-GAAP financial measure. For a reconciliation of this non-GAAP financial measure to its comparable GAAP 7 measure, see the end of the presentation.

Merger Overview 8

Strategic and Financial Rationale Enhances Franchise  Creates a premier Texas community bank centered in DFW and Houston  Increases scarcity value with top 10 pro forma deposit market share among Texas-based commercial banks in Texas, DFW and Houston(1) Compelling Increases Scale Strategic  Combines strengths of leadership teams at both companies Rationale  Drives positive operating leverage and ability to increase investment in technology Broadens Opportunities  Improves customer service offering – breadth of products and lending capacity  Strengthens ability to serve and attract employees and customers  GAAP EPS accretion of ~25%+ in 2019E and 2020E  Manageable tangible book value per share dilution (12.0%) with earnback of ~2.8 years Financially  Enhances ROATCE by ~400+ bps Attractive  Internal rate of return in excess of ~20%  Strong pro forma capital levels with substantial internal capital generation to fund future growth  Comprehensive reciprocal due diligence conducted and conservative modeling assumptions (1) Excludes thrifts. 9

Overview of Transaction Terms Transaction: Green Bancorp, Inc. (“GNBC”) to merge with and into Veritex Holdings, Inc. (“VBTX”) Legal and Accounting Veritex Holdings, Inc. Acquiror: Consideration: 100% stock (exchange ratio of 0.79 VBTX shares per GNBC share) GNBC options rolled into VBTX options Options Treatment Stock appreciation rights net settled in cash Deal Value: $1.0 billion(1), or $25.89 per GNBC share Aggregate Transaction Price / TBVPS : 2.50x Value: Price / 2018E EPS(2): 15.2x Price / 2019E EPS(2): 13.0x Headquarters: Dallas, TX Expected Fully Diluted ~45% VBTX, ~55% GNBC Ownership Split: DFW City President: Jeffrey Kesler (VBTX) Chairman & CEO: Malcolm Holland (VBTX) Named Executives: Houston City President: Geoffrey Greenwade (GNBC) CFO: Terry Earley (GNBC) CCO: Clay Riebe (VBTX) Board Composition: Six board seats VBTX, three board seats GNBC (including Manny Mehos, Chairman & CEO of GNBC) Required Approvals: Customary regulatory and shareholder approvals Expected Closing: 1Q 2019 Note: Aggregate transaction value is based off of VBTX’s trading price of $32.77 and GNBC’s trading price of $22.50 as of 7/23/18. (1) Based on 38.9 million acquisition shares. 10 (2) Based on consensus estimates.

Uniquely Attractive Texas Franchise Creates the only Texas bank focused primarily across the attractive DFW and Houston MSAs Total Percent of Total Deposits in(¹): Assets ($bn) Dallas Houston Other Tx. All Other $ 31 VBTX (22) GNBC (21) 24 22 16 13 13 12 9 8 Pro Forma 64% 34% 8 Source: S&P Global Market Intelligence. Note: Deposit market share data as of June 30, 2017. 11 (1) Companies ranked by asset size as of March 31, 2018. CADE and IBTX pro forma for recent transactions. Rankings exclude NexBank Capital and Beal Financial.

Significant Scarcity Value Across Robust Banking Markets DFW Houston Fort Worth Houston Dallas Two fastest growing markets among the top 20 largest U.S. MSAs Projected Population Growth / Size Rankings in the U.S Median Household Income ($ in thousands) Houston #1 / #5 Dallas-Fort Worth #2 / #4 $ 67 $ 68 Denver Phoenix Seattle $ 61 Miami Atlanta Tampa San Francisco Washington D.C. Dallas-Fort Worth Houston National Average San Diego Riverside Minneapolis # of Fortune 500 Companies HQ Rankings Los Angeles Boston # of Companies Rank NYC Philadelphia Dallas-Fort Worth 22 #3 St. Louis Chicago Houston 21 #4 Detroit Source: S&P Global Market Intelligence, Greater Houston Partnership Note: Branch deposits data for deposit market share represents combined VBTX and GNBC as of June 30, 2017. 12

Complementary Business Models Opportunity to expand products, expertise, best practices and technology across the pro forma franchise Pro Forma Strong DFW Presence P P Strong Houston Presence P P Branch-Light Strategy P P P Commercial Lending Focus P P P Real Estate Lending Expertise P P P Mortgage Warehouse Lending P P SBA / USDA Lending P P P Treasury Management P P P Correspondent Banking P P Public Funds Strategy P P 13

Compelling Financial Impact 2019E GAAP EPS Accretion (65% of Cost Savings Phased-In) ~25%+ 2020E GAAP EPS Accretion (Fully Integrated) ~25%+ TBVPS Dilution (Including One-Time Merger Costs) ~12.0% Expected TBVPS Earnback (Crossover and Accretion Method) ~2.8 years Merger Impact Internal Rate of Return ~20% TCE / TA > 9.0% Total RBC > 12.0% (LLR + Disc.) / Gross Loans ~1.80% Net Cost Savings / Combined Noninterest Expense < 11.0% Revenue Synergies Identified but not included Pre-Tax Gross Loan Credit Mark(1) $59 million Conservative % of Total Loans 1.82% Merger Pre-Tax Loan Rate Mark $15 million Assumptions Pre-Tax Fair Value Adjustment to Sub Debt / TruPs $8 million Core Deposit Intangible on Non-Time Deposits 2.00% Amortization Period (Straight Line) 10 years Pre-Tax Merger and Integration Costs $45 million (1) Gross loan credit mark includes existing legacy credit marks on GNBC’s loan portfolio of $4.7 million as June 30, 2018. 14

Comprehensive Due Diligence  Reciprocal due diligence process completed by VBTX and GNBC  Third party credit reviews were conducted on both loan portfolios Overview  Review of balance sheets, earnings, systems, processes, regulatory, tax, HR and litigation Review of GNBC:  Comprehensive loan review covering 81.5% of the portfolio  924 individual loans reviewed  All loans over $100,000 30 days or more past due were reviewed Credit Quality Review of VBTX:  Substantial loan review representing 50.6% of the portfolio  311 individual loans reviewed  All loans designated criticized or worse and all of the largest borrowers were reviewed  Strong risk management and audit functions and robust BSA program Compliance and  Thorough review of BSA policy, risk assessment and external audit Risk  Detailed compliance and cybersecurity assessments 15

Integration, Planning and Timeline  Leadership team is highly experienced with merger integrations  Combined both banks have executed nine bank deals since 2010  Executive management from GNBC and VBTX have recent experience integrating large scale transactions  Operational and integration experience with core operating platform being evaluated by management teams at VBTX and GNBC File regulatory applications Announced signing and registration System conversion of the definitive statement with Receive approvals and complete agreement the SEC and close transaction integration July 24, 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 16

Fully Integrated Financial Metrics (Dollars in Millions) + Time Period 2Q18 2Q18 Fully Integrated(1) Assets $3,133 $4,392 ~$8B+ Loans / Deposits 97.1% 94.0% ~95.0% Demand Deposits / Total Deposits(2) 25.9% 27.1% > 25% Balance Sheet TCE / TA(4) 11.2% 9.0% > 9.0% CL&D 100% Guideline(3) 82% 27% ~75% CRE 300% Guideline(3) 310% 251% ~300% Fee Income / Total Revenue 8.6% 12.1% ~10%+ Core Profitability Efficiency Ratio 53.5% 50.1% 45% - 47% (Fully Integrated) ROAA 1.34% 1.54% > 1.65% ROATCE(4) 14.1% 17.7% > 18.0% NPAs / Assets 0.16% 1.36% < 0.75% Credit (LLR + Disc.) / Gross Loans 1.29% 1.23% 1.10% - 1.25% (1) Represents fully integrated financial metrics and not pro forma 2Q18 financial results. (4) As used in this presentation, TCE / TA and ROATCE are non-GAAP financial (2) Bank level demand deposits / total deposits as of 3/31/18. measures. For a reconciliation of these non-GAAP financial measures to their 17 (3) Represents holding company ratios. comparable GAAP measures, see the end of the presentation.

Successful Organic Growth and M&A Strategy (Dollars in Millions) $3,134 $7,525 Acquired Assets Total Assets $2,946 Initial Public Offering $1,589 Founded VBTX $1,409 $1,040 $802 $665 $438 $524 $121 $198 $220 $182 2010 2011 2012 2013 2014 2015 2016 2017 6/30/2018 2010 2011 2015 2017 Acquisitions (Assets) Professional Bank Fidelity Bank ($166M) IBT Bancorp Sovereign Bank ($1B) Liberty Bank ($182M) Bank of Las Colinas ($54M) ($121M) ($467M) $4,392 $4,262 $4,025 Initial Public $3,786 Offering $100mm stock issued to $1,406 private $2,196 investors $1,675 $1,703 $305 $1,335 $52 $874 2010 2011 2012 2013 2014 2015 2016 2017 6/30/2018 Combined (1) 6/30/2018 Acquisitions 2012 2014 2015 (Assets) Opportunity Bancshares ($52M) SP Bancorp ($305M) Patriot Bancshares ($1.4B) Source: S&P Global Market Intelligence and company information. (1) Pro forma represents combined assets for VBTX and GNBC as of 6/30/18, excluding purchase accounting adjustments. 18

Exhibits 19

DFW & Houston Pro Forma Deposit Market Share Dallas-Fort Worth-Arlington, TX Houston-The Woodlands-Sugar Land, TX TX Based Parent Deposits Market TX Based Parent Deposits Market Rank Parent Company Branches Rank Parent Company Branches Banks Rank State ($000) Share (%) Banks Rank State ($000) Share (%) 1 Bank of America Corp. NC 139 77,166,546 29.40 1 JPMorgan Chase & Co. NY 194 102,378,375 44.40 2 JPMorgan Chase & Co. NY 221 57,128,947 21.77 2 Wells Fargo & Co. CA 199 29,193,644 12.66 3 Wells Fargo & Co. CA 179 19,362,167 7.38 3 Bank of America Corp. NC 111 20,631,966 8.95 4 1 Texas Capital Bancshares Inc. TX 7 13,087,106 4.99 4 Zions Bancorp. UT 62 9,687,767 4.20 5 Banco Bilbao Vizcaya Argentaria - 100 10,413,244 3.97 5 Banco Bilbao Vizcaya Argentaria - 76 9,525,563 4.13 6 2 Cullen/Frost Bankers Inc. TX 36 6,458,574 2.46 6 1 Prosperity Bancshares Inc. TX 58 5,028,843 2.18 7 3 LegacyTexas Financial Group Inc. TX 43 6,352,435 2.42 7 Capital One Financial Corp. VA 40 4,781,912 2.07 8 4 Comerica Inc. TX 54 5,090,246 1.94 8 2 Cullen/Frost Bankers Inc. TX 34 4,403,967 1.91 9 BOK Financial Corp. OK 21 4,062,668 1.55 9 3 Woodforest Financial Group Inc. TX 102 3,315,054 1.44 10 5 Hilltop Holdings Inc. TX 20 4,012,330 1.53 10 4 Allegiance Bancshares Inc. TX 28 3,238,623 1.40 11 6 Independent Bank Group Inc. TX 38 3,938,066 1.50 11 5 Comerica Inc. TX 48 3,165,915 1.37 Pro Forma Veritex TX 29 3,413,484 1.30 12 6 Cadence Bancorp. TX 10 3,079,080 1.34 12 BB&T Corp. NC 54 3,025,503 1.15 13 7 Texas Capital Bancshares Inc. TX 2 2,538,854 1.10 13 Capital One Financial Corp. VA 35 2,739,667 1.04 Pro Forma Veritex TX 14 1,978,875 0.86 14 7 ANB Corp. TX 25 2,424,486 0.92 14 8 Green Bancorp Inc. TX 13 1,916,391 0.83 15 8 Inwood Bancshares Inc. TX 14 2,116,728 0.81 15 BOK Financial Corp. OK 12 1,811,118 0.79 16 9 Veritex Holdings Inc. TX 21 2,090,576 0.80 16 9 Independent Bank Group Inc. TX 14 1,659,586 0.72 17 Simmons First National Corp. AR 18 1,857,281 0.71 17 Regions Financial Corp. AL 24 1,334,020 0.58 18 10 First Financial Bankshares Inc. TX 26 1,617,091 0.62 18 10 CBTX Inc. TX 16 1,323,832 0.57 19 11 Independent Bankers Financial Corp. TX 1 1,484,960 0.57 19 East West Bancorp Inc. CA 9 1,288,643 0.56 20 Bank of the Ozarks AR 10 1,429,441 0.54 20 IBERIABANK Corp. LA 7 1,189,207 0.52 21 12 Green Bancorp Inc. TX 8 1,322,908 0.50 21 BB&T Corp. NC 23 1,131,857 0.49 22 13 Prosperity Bancshares Inc. TX 33 1,315,969 0.50 22 11 Industry Bancshares Inc. TX 5 1,099,422 0.48 23 14 North Dallas Bank & Trust Co. TX 6 1,205,636 0.46 23 12 Texas Independent Bancshares Inc. TX 20 864,467 0.37 24 15 Beal Financial Corp. TX 7 1,196,921 0.46 24 13 Moody Bancshares Inc. TX 14 786,986 0.34 25 Pinnacle Bancorp Inc. NE 21 1,046,790 0.40 25 Hancock Holding Co. MS 5 744,254 0.32 74 51 Veritex Holdings Inc. TX 1 62,484 0.03 VBTX will be ranked 7th in deposit market share in DFW and 8th in Houston among Texas- based banks Source: S&P Global Market Intelligence. Note: Branch deposits data for deposit market share represents combined VBTX and GNBC as of June 30, 2017. 20

Pro Forma Loan Composition (Dollars in Thousands) VBTX GNBC Pro Forma (1) 0%0% 1% 0% 5% 0% 0% 8% 13% 8% 9% 29% 8% 11% 35% 39% 7% 5% 14% 14% 13% 28% 26% 27% Loans Loans Loans Construction & Land 13% Construction & Land 5% Construction & Land 8% 1-4 Family 11% 1-4 Family 8% 1-4 Family 9% Multi-Family 5% Multi-Family 8% Multi-Family 7% CRE - Owner-Occupied 13% CRE - Owner-Occupied 14% CRE - Owner-Occupied 14% CRE - Income Producing 28% CRE - Income Producing 26% CRE - Income Producing 27% C&I 29% C&I 39% C&I 35% Farm 0% Farm 1% Farm 0% Consumer & Other 0% Consumer & Other 0% Consumer & Other 0% Total 100% Total 100% Total 100% Total Loans: $ 2,316,089 Total Loans: $ 3,143,797 Total Loans: $ 5,459,886 1Q18 Yield on Total Loans: 5.75% 1Q18 Yield on Total Loans: 5.42% 1Q18 Yield on Total Loans: 5.56% Strong commercial lending focus with complementary C&D and C&I portfolios Source: Loan composition is bank level information from S&P Global Market Intelligence as of 3/31/18. Total loans and 1Q18 yield on total loans from company public filings. (1) Pro forma represents combined VBTX and GNBC as of 3/31/18, excluding purchase accounting adjustments. 21

Pro Forma Deposit Composition (Dollars in Thousands) VBTX GNBC Pro Forma (1) 4% 15% 11% 17% 26% 27% 27% 19% 21% 6% 5% 5% 47% 32% 38% Deposits Deposits Deposits Demand Deposits 26% Demand Deposits 27% Demand Deposits 27% NOW & Other 6% NOW & Other 5% NOW & Other 5% MMDA & Savings 47% MMDA & Savings 32% MMDA & Savings 38% Retail CDs 17% Retail CDs 21% Retail CDs 19% Jumbo CDs 4% Jumbo CDs 15% Jumbo CDs 11% Total Deposits 100% Total Deposits 100% Total Deposits 100% Total Deposits: $ 2,493,794 Total Deposits: $ 3,453,727 Total Deposits: $ 5,947,521 1Q18 Cost of Total Deposits: 0.73% 1Q18 Cost of Total Deposits: 0.79% 1Q18 Cost of Total Deposits: 0.76% Attractive deposit mix diversified across DFW and Houston markets Source: Deposit composition is bank level information from S&P Global Market Intelligence as of 3/31/18. Total deposits and 1Q18 cost of deposits from company public filings. (1) Pro forma represents combined VBTX and GNBC as of 3/31/18, excluding purchase accounting adjustments. 22

VBTX Reconciliation of Non-GAAP Financial Measures (Dollars in Thousands, Except per Share) VBTX’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance. VBTX has included in this presentation information related to these non-GAAP financial measures for the applicable periods presented. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the table below. As of or For the Quarter Ended June 30, 2018 March 31, 2018 December 31, 2017 September 30, 2017 June 30, 2017 Net interest income (as reported) 27,624 $ 29,102 $ 25,750 $ 19,129 $ 12,376 Adjustment: Income recognized on acquired loans (1,664) (4,009) (2,955) (637) (135) Core net interest income 25,960 25,093 22,795 18,492 12,241 Provision for loan losses (as reported) 1,504 678 2,529 752 943 Noninterest income (as reported) 2,592 2,781 2,298 1,977 1,766 Adjustment: Gain on sale of branch locations - (388) - - - Core noninterest income 2,592 2,393 2,298 1,977 1,766 Noninterest expense (as reported) 16,169 17,306 15,035 12,522 7,782 Adjustment: Sublease one-time consent fee, net - (1,071) - - - Branch closure expenses - (172) - - - One-time issuance of shares to all employees (421) - - - - Corporate development and other related expenses (1,043) (335) (1,018) (1,391) (193) Core noninterest expense 14,705 15,728 14,017 11,131 7,589 Core net income from operations 12,558 11,080 8,547 8,586 5,475 Income tax expense (as reported) 2,350 3,511 7,227 2,650 1,802 Adjustment: Tax impact of adjustments -40 (579) (678) 264 20 Deferred tax asset re-measurement due to Tax Act 127 (820) (3,051) - - Other corporate development discrete tax items - - (398) - - Core income tax expense 2,437 2,112 3,100 2,914 1,822 Net income (as reported) 10,193 10,388 3,257 5,182 3,615 Core net income 9,906 8,968 5,447 5,672 3,653 Core net income available to common stockholders 9,906 $ 8,968 $ 5,447 $ 5,630 $ 3,653 Weighted average diluted shares outstanding 24,546 24,539 23,524 20,392 15,637 Earnings Per Share Diluted earnings per share (as reported) $ 0.42 $ 0.42 $ 0.14 $ 0.25 $ 0.23 Core diluted earnings per share 0.40 0.37 0.23 0.28 0.23 Efficiency Ratio Efficiency Ratio (as reported) 53.51% 54.28% 53.60% 59.33% 55.03% Core Efficiency Ratio 51.50% 57.22% 55.86% 54.38% 54.18% Net Interest Margin Net interest margin (as reported) 4.07% 4.46% 4.24% 3.78% 3.53% Core net interest margin 3.83% 3.84% 3.75% 3.66% 3.49% Net Interest Margin Return on average assets (as reported) 1.34% 1.41% 0.48% 0.94% 0.97% Core return on average assets 1.30% 1.22% 0.80% 1.02% 0.98% 23

VBTX Reconciliation of Non-GAAP Financial Measures (Dollars in Thousands, Except per Share) VBTX’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance including tangible book value per common share and tangible common equity to tangible assets. VBTX has included in this presentation information related to these non-GAAP financial measures for the applicable periods presented. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the table below. For the Three Months Ended June 30, March 31, December 31, September 30, June 30, 2018 2018 2017 2017 2017 Tangible Common Equity Total stockholders’ equity $ 508,441 $ 497,433 $ 488,929 $ 445,929 $ 247,602 Adjustments: Goodwill (161,447) (161,685) (159,452) (135,832) (26,865) Intangible assets (17,482) (18,372) (22,165) (10,531) (2,171) Total tangible common equity $ 329,512 $ 317,376 $ 307,312 $ 299,566 $ 218,566 Tangible Assets Total assets $ 3,133,627 $ 3,063,319 $ 2,945,583 $ 2,494,861 $ 1,508,589 Adjustments: Goodwill (161,447) (161,685) (159,452) (135,832) (26,865) Intangible assets (17,482) (18,372) (22,165) (10,531) (2,171) Total tangible assets $ 2,954,698 $ 2,883,262 $ 2,763,966 $ 2,348,498 $ 1,479,553 Tangible Common Equity to Tangible Assets 11.15% 11.01% 11.12% 12.76% 14.77% Common shares outstanding 24,181 24,149 24,110 22,644 15,233 Book value per common share $ 21.03 $ 20.60 $ 20.28 $ 19.69 $ 16.25 Tangible book value per common share 13.63 13.14 12.75 13.23 14.35 24

GNBC Reconciliation of Non-GAAP Financial Measures (Dollars in Thousands, Except per Share) GNBC’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance including tangible book value per common share and tangible common equity to tangible assets. GNBC has included in this presentation information related to these non-GAAP financial measures for the applicable periods presented. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the table below. As of and for the Quarter Ended Jun 30, 2018 Mar 31, 2018 Dec 31, 2017 Sep 30, 2017 Jun 30, 2017 Tangible Common Equity Total shareholders’ equity $ 479,493 $ 468,878 $ 463,795 $ 462,311 $ 451,741 Adjustments: Goodwill 85,291 85,291 85,291 85,291 85,291 Core deposit intangibles 7,881 8,187 8,503 8,835 9,215 Tangible common equity $ 386,321 $ 375,400 $ 370,001 $ 368,185 $ 357,235 Common shares outstanding(1) 37,289 37,163 37,103 37,096 37,035 Book value per common share(1) $ 12.86 $ 12.62 $ 12.50 $ 12.46 $ 12.20 Tangible book value per common share(1) $ 10.36 $ 10.10 $ 9.97 $ 9.93 $ 9.65 25

GNBC Reconciliation of Non-GAAP Financial Measures (Dollars in Thousands, Except per Share) GNBC’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance including tangible book value per common share and tangible common equity to tangible assets. GNBC has included in this presentation information related to these non-GAAP financial measures for the applicable periods presented. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the table below. As of and for the Quarter Ended For the Six Months Ended Jun 30, 2018 Mar 31, 2018 Dec 31, 2017 Sep 30, 2017 Jun 30, 2017 Jun 30, 2018 Jun 30, 2017 Net income adjusted for amortization of core deposit intangibles Net income $ 16,421 $ 9,362 $ 2,619 $ 11,407 $ 12,898 $ 25,783 $ 20,110 Adjustments: Plus: Amortization of core deposit 306 316 330 380 380 622 760 intangibles Less: Tax benefit at the statutory rate 64 66 116 133 133 130 266 Net income (loss) adjusted for amortization of $ 16,663 $ 9,612 $ 2,833 $ 11,654 $ 13,145 $ 26,275 $ 20,604 core deposit intangibles Average Tangible Common Equity Total average shareholders’ equity $ 471,958 $ 466,015 $ 465,859 $ 457,303 $ 445,334 $ 469,001 $ 440,541 Adjustments: Average goodwill 85,291 85,291 85,291 85,291 85,291 85,291 85,291 Average core deposit intangibles 8,029 8,343 8,661 9,065 9,461 8,185 9,652 Average tangible common equity $ 378,638 $ 372,381 $ 371,907 $ 362,947 $ 350,582 $ 375,525 $ 345,598 Return on Average Tangible Common Equity 17.65% 10.47% 3.02% 12.74% 15.04% 14.11% 12.02% (Annualized) 26

GNBC Reconciliation of Non-GAAP Financial Measures (Dollars in Thousands, Except per Share) GNBC’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance including tangible book value per common share and tangible common equity to tangible assets. GNBC has included in this presentation information related to these non-GAAP financial measures for the applicable periods presented. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the table below. As of and for the Quarter Ended For the Six Months Ended Jun 30, 2018 Mar 31, 2018 Dec 31, 2017 Sep 30, 2017 Jun 30, 2017 Jun 30, 2018 Jun 30, 2017 Operating Earnings Net Income (loss) $ 16,421 $ 9,362 $ 2,619 $ 11,407 $ 12,898 25,783 20,110 Plus: Loss (gain) on sale of securities available-for- sale, net (66) — — 332 (294) (66) (294) Plus: Loss (gain) on held for sale loans, net — — 1,098 1,294 (222) — (84) Plus: Stock based compensation expense for performance option vesting — — 3,051 — — — — Plus: Shelf and secondary offering expenses 337 397 — — — 734 — Less: Tax benefit at the statutory rate 57 83 $ 1,452 569 (181) $ 140 $ (132) Net operating earnings $ 16,635 $ 9,676 $ 5,316 $ 12,464 $ 12,563 $ 26,311 $ 19,864 Weighted average diluted shares outstanding 37,646 37,586 37,393 37,332 37,264 37,613 37,234 Diluted earnings per share $ 0.44 $ 0.25 $ 0.07 $ 0.31 $ 0.35 0.69 0.54 Diluted operating earnings per share 0.44 0.26 0.14 0.33 0.34 0.70 0.53 Pre-Tax, Pre-Provision Operating Earnings Net Income (loss) $ 16,421 $ 9,362 $ 2,619 $ 11,407 $ 12,898 $ 25,783 $ 20,110 Plus: Provision (benefit) for income taxes 4,283 2,322 10,142 5,895 6,985 6,605 10,927 Plus: Provision for loan losses 1,897 9,663 4,405 2,300 1,510 11,560 7,655 Plus: Loss (gain) on sale of securities available-for- sale, net (66) — — 332 (294) (66) (294) Plus: Loss (gain) on held for sale loans, net — — 1,098 1,294 (222) — (84) Plus: Stock based compensation expense for performance option vesting — — 3,051 — — — — Plus: Shelf and secondary offering expenses 337 397 — — — 734 — Net pre-tax, pre-provision operating earnings $ 22,872 $ 21,744 $ 21,315 $ 21,228 $ 20,877 $ 44,616 $ 38,314 Total average assets $ 4,264,173 $ 4,204,200 $ 4,204,105 $ 4,131,706 $ 4,096,386 $ 4,236,207 $ 4,056,784 Pre-tax, pre-provision operating return on average assets (annualized) 2.15% 2.10% 2.01% 2.04% 2.04% 2.12% 1.90% 27

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